united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/21

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

THE BIONDO FOCUS FUND

SEMI-ANNUAL REPORT
JUNE 30, 2021

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders,

We hope that this letter finds you well and that you are enjoying some time with family and friends. It is much needed for all of us after a tough year and a half.

The Biondo Focus Fund had a strong second quarter of 2021, up 10.52%, and finished the first half of the year up 11.99%. Both of these returns are after the reduction of fees.

The Fund has fared well in the face of the COVID-19 pandemic due to stock selection and sector weightings. As discussed below, large-cap growth, and in particular large-cap tech stocks, outperformed significantly during most of the ongoing pandemic. The Fund has an overweight position in both technology as well as healthcare, which also benefited from the threats of the pandemic. However, earlier in 2021, the market saw some rotation into more traditional, cyclical sectors as virus concerns abated. Sectors such as transportation, leisure, industrials and energy, which suffered greatly during much of the pandemic, outperformed the market as a whole. As a consequence, the Fund underperformed to a degree due to limited exposure to these groups during the first quarter.

The Fund benefited from strong performances from many of our holdings, such as SVB Financial Corp, Alphabet, and Illumina. There were three major detractors from performance – Exact Sciences, Abiomed and Iovance Biotherapeutics. Exact Sciences and Abiomed declined due to continued lagging hospital activity for non-COVID procedures while Iovance was impacted by an unexpected delay in trial data. Derivative activity had some positive impact on performance as options positions in Bed Bath & Beyond provided some protection against stock volatility during the first half of the year.

Significant purchases in the year include Boeing, a maker of commercial aircraft; Teladoc Health, a provider of telehealth services; NVIDIA, a 3D gaming processor company; Moderna, a COVID vaccine manufacturer and clinical biopharma company, and BioCryst Pharmaceuticals, an orphan drug developer. We also sold positions in a few companies, including Salesforce.com, Alibaba Group, Vertex Pharmaceuticals and ServiceNow.

While virus concerns remain, primarily with the highly contagious variants and under-vaccinated areas around the country, we are less driven by COVID-related data. The new questions for the markets are now more focused on classic economic concerns: economic growth trends, corporate earnings and expectations, interest rate trends and subsequent actions by the Federal Reserve.

The markets continue to benefit from a return to normalcy. As of June 30, 2021, the S&P 500 Index is up 15% in the year-to-date period - the second-best first-half performance since 1998, behind only 2019’s 17% gain. The Nasdaq has advanced more than 14% this year and is trading near all-time highs.

The quarterly market streak, in particular, is impressive. The S&P 500 has gained more than 5% for five consecutive quarters - only the second time since 1945 that the index has been able to pull off that feat. The last time this happened was in 1954, also a time when the economy was emerging from a period of ultralow interest rates.

It is indeed interest rates that are currently the key focus of investors, with inflation being the lynchpin for Fed decisions over the next several quarters. There is some fear that hot inflation readings are not going to be as fleeting as central bankers expect, but that rising prices could become a bigger problem for the economy. We feel that stocks can be an inflation hedge, if inflation does not cause increases in interest rates. The concern is that recent inflation readings could accelerate the Fed’s timeframe on interest rate hikes - currently forecasted by Fed officials to start in 2023.

The Fed still perceives recent inflation as temporary, or “transitory,” due to short-lived, supply-related bottlenecks caused by a surge in demand after the broad, post-COVID economic reopening. Restaurants are filled, hotels and flights are packed, cruise ships are back out at sea and workers are returning to the office. All of these factors are causing a big swell in demand for goods and services, while suppliers are finding it difficult to hire workers fast enough to meet the flood of orders.

There is some evidence to support this transitory inflation argument. The precipitous deceleration or drop in headline COVID recovery inflation signals, such as used car and lumber prices, may be an indication that ‘core’ inflation has already peaked, confirming the adage that “the cure for higher prices is higher prices.” Other items, such as gas prices and many food items, remain stubbornly high. Nonetheless, in order for what we perceive as inflation becoming a problem in the US to happen, it most likely needs to become a problem for the rest of the world as well. Until we start to see inflation pick up in regions such as Europe and Japan, the threat of sustained inflation, the kind that would keep the Fed up at night, hopefully remains a low probability scenario.

Whether or not inflation remains in check longer term remains to be seen. What is important to view now is the “reflation trade” that has taken place during the first half of the year. Think of reflation as “normalization.” It is a quick bout of inflation to bring prices back up to their long-term trend. The rollout of vaccinations and artificial demand created by the trillions of government stimulus has aided this normalization. The reflation trade has a larger impact on economically sensitive value stocks - particularly commodities, industrials and financials.

These shifting macroeconomic conditions have fueled a dramatic reshuffling in market leadership. Small-cap outperformance earlier in the year was powered by expectations that the accelerating US vaccination rollout and easing lockdown measures would usher in a period of robust economic growth, as activity normalized. This outlook fueled a massive rotation into the beneficiaries of a reflating economy (which make up a bigger share of the small-cap index), at the expense of last year’s pandemic outperformers, predominantly large-cap tech stocks.

That calculus has changed more recently with the rally in 10-year Treasuries and unwinding of the reflation trade. Growth-heavy sectors, such as technology and consumer discretionary, have reversed their earlier underperformance since mid-May, while traditional value sectors (most notably, financials) have recently lost favor. The Russell 1000 Value Index fell by about 1.5% in June, trailing its growth counterpart by more than seven percentage points as tech stocks outperformed with bond yields stabilizing.

Overall, however, we feel stocks appear to be the most attractive asset class for investors. The main reason behind the rally in equities is that stocks have little competition, given that bond yields remain lackluster and credit spreads have tightened to their lowest levels in over a decade.

This is coupled with a high degree of pent-up demand now that economies are reopening following last year’s lockdowns. US money-market fund assets have ballooned to a record $5.5 trillion during the pandemic, showing that there is a lot of cash on the sidelines. There is still overwhelming liquidity in the system that is looking for a home.

In our opinion, a recovery in earnings growth is key to continuing the equity rally. Globally, profit expectations have bounced back to pre-pandemic levels, and nearly 50% of S&P 500 companies have raised their full-year outlook over the past three months. Likewise, companies are hiring at an accelerating pace, with the June jobs report handily beating expectations and the unemployment rate trending down to 5.9% from a pandemic high of 14.8% last April. This kind of hiring is almost always a good sign for accelerating revenue and earnings growth.

Given these ever-changing macro factors, we have and will be trimming position sizes to reflect the elevated risk levels of certain positions and allocate capital to areas of opportunity. As investors, it is important not to over-emphasize individual positions but to focus on your investment portfolios as a whole.

As always, we appreciate the trust and confidence you have placed in us, and we appreciate the opportunity to serve your investment needs.

Very Truly Yours,

Scott A. Goginsky	Joseph P. Biondo	Joseph R. Biondo
Partner	Chief Executive Officer	Founder
Research Analyst	Chief Investment Officer	Senior Portfolio Manager
Portfolio Manager	Portfolio Manager

Sources: Bloomberg, Barron’s, Forbes, Seeking Alpha, Yahoo Finance, CNBC

The information set forth regarding investments was obtained from sources that we believe reliable but we do not guarantee its accuracy or completeness. Neither the information nor opinion expressed constitutes a solicitation by us of the purchase or sale of any securities. Past performance does not guarantee future results.

6475-NLD-08062021

The Biondo Focus Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmarks:

					Annualized
	Six	One	Annualized	Annualized	Inception**- June
	Months	Year	Five Year	Ten Year	30, 2021
The Biondo Focus Fund - Investor Shares	11.99%	40.91%	25.15%	12.79%	12.13%
Dow Jones Industrial Average Total Return Index	13.79%	36.34%	16.66%	13.50%	13.65%
S&P 500 Total Return Index	15.25%	40.79%	17.65%	14.84%	14.55%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s total annual operating expense ratio before waivers is 1.67%. Shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Inception date is March 17, 2010.

The Dow Jones Industrial Average Total Return Index represents large and well-known U.S. companies and covers all industries with the exception of Transportation and Utilities. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

The Fund’s holdings by sector are as follows, as of June 30, 2021:

Sectors	% of Net Assets
Medical Equipment & Devices	28.0%
Technology Services	14.8%
Biotech & Pharma	9.2%
Technology Hardware	9.1%
Retail - Discretionary	8.1%
Software	7.9%
E-Commerce Discretionary	4.8%
Internet Media & Services	4.5%
Banking	3.6%
Semiconductors	1.9%
Other, Cash & Cash Equivalents	8.1%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2021

Shares		Fair Value
	COMMON STOCK - 94.9%
	AEROSPACE & DEFENSE - 1.5%
5,000	Boeing Co. *	$1,197,800

	BANKING - 3.6%
5,375	SVB Financial Group *	2,990,811

	BIOTECH & PHARMA - 9.2%
90,000	BioCryst Pharmaceuticals, Inc. *	1,422,900
55,000	Iovance Biotherapeutics, Inc. *	1,431,100
5,000	Moderna, Inc. *	1,174,900
25,000	Reata Pharmaceuticals, Inc. *	3,538,250
		7,567,150
	E-COMMERCE DISCRETIONARY - 4.8%
1,150	Amazon.com, Inc. *	3,956,184

	HEALTH CARE FACILITIES & SERVICES - 1.5%
7,500	Teladoc Health, Inc. *	1,247,175

	INTERNET MEDIA & SERVICES - 4.5%
1,500	Alphabet, Inc. - Class A *	3,662,685

	MEDICAL EQUIPMENT & DEVICES - 28.0%
20,000	ABIOMED, Inc. *	6,242,200
30,000	Edwards Lifesciences Corp. *	3,107,100
22,500	Exact Sciences Corp. *	2,796,975
8,500	Illumina, Inc. * ^	4,022,285
7,500	Intuitive Surgical, Inc. * ^	6,897,300
		23,065,860
	RETAIL - DISCRETIONARY - 8.1%
200,000	Bed Bath & Beyond, Inc. *	6,658,000

	SEMICONDUCTORS - 1.9%
2,000	NVIDIA Corporation	1,600,200

	SOFTWARE - 7.9%
6,750	Adobe, Inc. *	3,953,070
10,000	Atlassian Corp PLC *	2,568,600
		6,521,670
	TECHNOLOGY HARDWARE - 9.1%
55,000	Apple, Inc. ^	7,532,800

	TECHNOLOGY SERVICES - 14.8%
15,000	MasterCard, Inc. - Class A ^	5,476,350
27,500	Square, Inc. *	6,704,500
		12,180,850

	TOTAL COMMON STOCK (Cost - $32,680,773)	78,181,185

See accompanying notes to financial statements.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENT - 1.7%
	MONEY MARKET FUND - 1.7%
1,369,443	Dreyfus Treasury Securities Cash Management - Institutional Shares, 0.01% **	$1,369,443
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,369,443)

Contracts ***		Broker/Counterparty	Notional Value	Expiration Date	Exercise Price
	CALL OPTIONS PURCHASED * - 1.1%
40	ABIOMED, Inc.	Cowen & Co.	$600,000	1/21/2022	$150.00	654,200
20	Boeing Co.	Cowen & Co.	220,000	1/21/2022	110.00	261,200
	TOTAL CALL OPTIONS PURCHASED - (Cost - $286,952)					915,400

	TOTAL INVESTMENTS - 97.7% (Cost - $34,337,168)					$80,466,028
	OTHER ASSETS LESS LIABILITIES - NET - 2.3%					1,911,578
	TOTAL NET ASSETS - 100.0%					$82,377,606

*	Non-income producing security.

^	All or a portion of the security is pledged as collateral for the line of credit. Total value of pledged securities at June 30, 2021 is $15,060,538.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2021.

***	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

PLC - Public Limited Co.

See accompanying notes to financial statements.

The Biondo Focus Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

ASSETS
Investment securities:
At cost	$34,337,168
At value	$80,466,028
Receivable for Fund shares sold	22,091
Receivable for investments sold	2,072,146
Dividends and interest receivable	323
Prepaid expenses & other assets	9,989
TOTAL ASSETS	82,570,577

LIABILITIES
Payable for Fund shares redeemed	9,000
Investment advisory fees payable	115,734
Payable to related parties	29,232
Distribution (12b-1) fees payable	16,286
Accrued expenses and other liabilities	22,719
TOTAL LIABILITIES	192,971
NET ASSETS	$82,377,606

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$30,253,701
Accumulated earnings	52,123,905
NET ASSETS	$82,377,606

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$82,377,606
Shares of beneficial interest outstanding	3,149,686
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$26.15

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

The Biondo Focus Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2021

INVESTMENT INCOME
Dividends	$36,895
Interest	138
TOTAL INVESTMENT INCOME	37,033

EXPENSES
Investment advisory fees	382,515
Distribution (12b-1) fees - Investor Class	95,629
Administration fees	46,702
Transfer agent fees	17,376
Fund accounting fees	17,135
Compliance officer fees	10,612
Registration fees	8,656
Audit fees	8,402
Legal fees	7,407
Trustees’ fees and expenses	6,998
Custody fees	5,459
Shareholder reporting expense	3,784
Insurance expense	397
Other expenses	651
TOTAL EXPENSES	611,723

Less: Fees waived by the advisor	(37,678)

NET EXPENSES	574,045
NET INVESTMENT LOSS	(537,012)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on transactions from:
Investments	2,886,739
Options written	1,781,006
Net realized gain	4,667,745

Net change in unrealized appreciation (depreciation) on:
Investments	4,847,932
Options written	(25,550)
Net change in unrealized appreciation (depreciation)	4,822,382

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,490,127

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,953,115

See accompanying notes to financial statements.

The Biondo Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2021	December 31, 2020
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(537,012)	$(865,589)
Net realized gain from investments and options written	4,667,745	6,151,366
Net change in unrealized appreciation (depreciation) of investments	4,822,382	12,618,905
Net increase in net assets resulting from operations	8,953,115	17,904,682

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	—	(3,784,258)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,915,440	2,886,907
Payments for shares redeemed	(4,134,912)	(9,472,194)
Net asset value of shares issued in reinvestment of distributions	—	3,749,113
Redemption fee proceeds	21	742
Net decrease in net assets from shares of beneficial interest	(2,219,451)	(2,835,432)

TOTAL INCREASE IN NET ASSETS	6,733,664	11,284,992

NET ASSETS
Beginning of Period	75,643,942	64,358,950
End of Period	$82,377,606	$75,643,942

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	79,296	150,200
Shares Reinvested	—	169,337
Shares Redeemed	(169,233)	(490,783)
Net decrease in shares of beneficial interest outstanding	(89,937)	(171,246)

See accompanying notes to financial statements.

The Biondo Focus Fund
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Investor Class
	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30,		December 31,	December 31,		December 31,		December 31,		December 31,
	2021		2020	2019		2018		2017		2016
	(Unaudited)
Net asset value, beginning of period	$23.35		$18.87	$16.72		$16.74		$14.40		$14.20
Activity from investment operations:
Net investment loss (1)	(0.17)		(0.27)	(0.20)		(0.25)		(0.38)		(0.33)
Net realized and unrealized gain on investments and option transactions	2.97		5.98	4.11		1.37	(7)	4.90		0.53
Total income from investment operations	2.80		5.71	3.91		1.12		4.52		0.20
Paid-in-Capital from redemption fees (1,2)	0.00		0.00	0.00		0.00		0.00		0.00
Less distributions from:
Net realized gains	—		(1.23)	(1.76)		(1.14)		(2.18)		—
Total distributions	—		(1.23)	(1.76)		(1.14)		(2.18)		—
Net asset value, end of period	$26.15		$23.35	$18.87		$16.72		$16.74		$14.40
Total return (3)	11.99	% (8)	30.62%	23.67	% (5)	6.47	% (5)	31.29	% (5)	1.41%
Net assets, end of period (in 000s)	$82,378		$75,644	$64,359		$56,495		$27,336		$22,154
Ratio of gross expenses to average net assets including interest expense (4)	1.60	% (9)	1.66%	1.65%		1.98%		2.75%		3.17%
Ratio of gross expenses to average net asset excluding interest expense (4)	1.60	% (9)	1.66%	1.65%		1.93%		2.45%		2.59%
Ratio of net expenses to average net asset including interest expense	1.50	% (9)	1.50%	1.50%		1.78%		2.55%		3.14%
Ratio of net expenses to average net asset excluding interest expense	1.50	% (9)	1.50%	1.50%		1.73	% (6)	2.25%		2.56%
Ratio of net investment loss to average net asset	(1.40	)% (9)	(1.34)%	(1.08)%		(1.34)%		(2.20)%		(2.55)%
Portfolio turnover rate	14	% (8)	29%	43%		56%		48%		60%

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period

(2)	Amount represents less than $0.01 per share.

(3)	Total return represents aggregate total return based on Net Asset Value. Total returns would have been lower absent waived fees and reimbursed expenses. Total returns are historical in nature and assume changes in share price. The returns shown exclude the effect of applicable redemption fees. Had the advisor not waived a portion of its fees, total return would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers by the advisor.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset may differ from the net asset values and returns for shareholder processing.

(6)	Effective June 1, 2018, the expense limitation was reduced to 1.50%.

(7)	Net realized and unrealized gain on investments and option transactions does not accord with the amount reported in the Statement of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(8)	Not annualized.

(9)	Annualized.

See accompanying notes to financial statements.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2021

1.	ORGANIZATION

The Biondo Focus Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Investor Class shares.

The Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of US companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of US companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are not readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable- quality, coupon, maturity and type. The independent pricing- service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may “fair value” a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short -term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2021 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$78,181,185	$—	$—	$78,181,185
Short-Term Investment	1,369,443	—	—	1,369,443
Call Options Purchased	—	915,400	—	915,400
Total	$79,550,628	$915,400	$—	$80,466,028

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (December 2018 - December 2020), or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in the Fund’s portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

The following is a summary of the effect of derivative transactions on the Fund’s Statement of Assets and Liabilities as of June 30, 2021.

Assets:
	Location of Derivative on
Contract Type/ Primary Risk Exposure	Statement of Assets and Liabilities	Value
Equity Contract/ Equity Price Risk	Investments securities, at value	$915,400

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the six months ended June 30, 2021.

		Net Realized Gain (Loss)	Net Change in Unrealized
		on transactions from	Appreciation (Depreciation) on
Contract Type/ Primary Risk		Investments and Options	Investments and Options
Exposure	Investment Type	Written	Written
Equity Contract/ Equity Price Risk	Options Purchased	$—	$(25,550)
Equity Contract/ Equity Price Risk	Options Written	1,781,006	—

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity.

Sector Risk – The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

Purchases	Sales
$10,225,725	$11,853,173

4. AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2021 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation(depreciation) of securities, are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$34,436,998	$46,389,202	$(360,172)	$46,029,030

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Biondo Investment Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% the Fund’s average daily net assets. For the six months ended June 30, 2021, the Advisor earned fees of $382,515 for its service to the Fund.

Effective June 1, 2018, pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2022, to waive a portion of its advisory fee and has agreed to reimburse a portion of the Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed 1.50% per annum of the Fund’s average daily net assets. This amount will herein be referred to as the “expense limitation.” For the six months ended June 30, 2021, the Advisor waived fees in the amount of $37,678 for the Fund pursuant to the Waiver Agreement and a prior expense limitation agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement (or a prior expense limitation agreement), and the Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years or prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of December 31, 2020, the Advisor had $266,891 of waived expenses that may be recovered by the following dates:

December 31, 2021	December 31, 2022	December 31, 2023	Total
$75,415	$85,957	$105,519	$266,891

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (or “Plan”) for Investor Class shares. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for the Fund. Pursuant to the Plan, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales -related costs. During the six months ended June 30, 2021, the Fund was charged $95,629 pursuant to the Plan.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended June 30, 2021, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	BANK LINE OF CREDIT

The Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (the “Bank”) for the purpose of investment purchases, subject to the limitations of the 1940 Act for borrowings. The Fund has until June 1, 2022 to pay back the line of credit. Borrowings under this arrangement bear interest at the greater of i) the lender’s prime rate minus 0.50% or ii) 3.25% per annum at the time of borrowing. During the six months ended June 30, 2021, the Fund had no outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description pledged by the Fund. As of June 30, 2021, the Fund had $15,060,538 in securities pledged as collateral for the line of credit.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended June 30, 2021 the Fund assessed $21 in redemption fees.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, National Financial Services LLC held approximately 88.4% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also owned beneficially.

9.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2020 and December 31, 2019 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2020	December 31, 2019
Long-Term Capital Gains	$4,053,870	$5,503,730

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Fund utilized equalization in the amount of $269,612, which resulted in a difference between tax distributions and book distributions as disclosed on the Statements of Changes for the year ended December 31, 2020. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of December 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Other	Net	Total
Long-Term	Book/Tax	Unrealized	Accumulated
Capital Gains	Differences	Appreciation	Earnings
$3,346,345	$(1,382,203)	$41,206,648	$43,170,790

The difference between book basis and tax basis accumulated net investment loss, unrealized appreciation and accumulated net realized gains from security and options transactions is primarily attributable to the tax deferral of losses on wash sales and straddles. Amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and the Fund’s use of equalization, resulted in reclassification for the Fund for the year ended December 31, 2020 as follows:

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

Accumulated
Paid In Capital	Earnings (Losses)
$(595,977)	$595,977

10.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Biondo Focus Fund
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
June 30, 2021

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended June 30, 2021 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

The Biondo Focus Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Biondo Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	1/1/21	6/30/21	1/1/21-6/30/21	1/1/21-6/30/21
The Biondo Focus Fund	$1,000.00	$1,119.90	$7.88	1.50%

Hypothetical (5% return before expenses)	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period** 1/1/21-6/30/21	Expense Ratio During Period 1/1/21-6/30/21
The Biondo Focus Fund	$1,000.00	$1,017.36	$7.50	1.50%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	“Hypothetical” expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Biondo Investment Advisors, LLC
540 Routes 6 & 209, PO Box 909
Milford, PA 18337

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

BFF-SAR21

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/7/21

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 9/7/21